Abstract 102P

Sustained Response and Long-Term Therapeutic Benefits Beyond Treatment Cessation in NSCLC Relapsed-Patients Treated with Ateganosine and ICI in the THIO-101 Trial

T. Jankowski[1], M. Kowal-Rosinska[2], T. Csoszi[3], T. Nagy[4], V. Muller[5], R. Ramlau[6], S. Sótér[7], M. Kotlarski[8], C. Volovat[9], F. Amurariti Proca[9], R. Bobora[10], D.-E. Sirbu[11], I. Mender[12], R. Giritti[13], M. Vidotto Mitsunaga[12], O. Tudos[14], M. Failor[12], V. Vitoc[12], S. Gryaznov[12], V. Zaporojan[12]

[1]Medical University of Lublin, Lublin, Poland; [2]University Hospital No 4, Lublin, Poland; [3]Institute of Pancreatic Diseases, Semmelweis University, Budapest, Hungary; [4]National Institute of Oncology, Budapest, Hungary; [5]Department of Pulmonology, Semmelweis University, Budapest, Hungary; [6]Poznan University of Medical Sciences, Poznan, Poland; [7]OKTPI-Korányi National Institute for Tuberculosis and Pulmonology, Budapest, Hungary; [8]Centrum Medyczne Pratia, Poznan, Poland; [9]Victoria Hospital (Euroclinic Oncology Center), Iasi, Romania; [10]Municipal Clinical Emergency Hospital of Timisoara, Timisoara, Romania; [11]OncoHelp Oncology Center Timisoara, Timisoara, Romania; [12]MAIA Biotechnology, Inc., Chicago, United States of America; [13]INTEC, Universidad Argentina de la Empresa, Buenos Aires, Argentina; [14]MAIA Biotechnology Romania S.R.I, Cluj-Napoca, Romania

MAIA BIOTECHNOLOGY

Introduction

- Despite advancements in first-line treatments, long-term survival for advanced non-small cell lung cancer (NSCLC) remains suboptimal, with a 5-year survival rate of approximately 28%.[1] Therapeutic options are particularly limited in patients who develop resistance or refractory disease following immune checkpoint inhibitor (ICI) therapy.
- Ateganosine (THIO; 6-thio-2'-deoxyguanosine, 6-thio-dG) is a first-in-class, telomere-targeting small molecule that selectively induces cytotoxicity in telomerase-positive (TERT+) cancer cells:
  - Over 80% of all cancers and approx. 78-83% of all NSCLC types are TERT+.[2,3]
  - Ateganosine is incorporated into de novo synthesized telomeres leading to chromatin uncapping, generation of DNA damage signals, and rapid apoptosis.[4]
- In preclinical models, sequential administration of Ateganosine followed by ICIs restored sensitivity to checkpoint blockade, overcoming resistance and producing potent, durable antitumor responses.[5]
- Preliminary trial results in NSCLC indicates that low doses of Ateganosine induce sensitivity to ICIs when administered prior to an ICI in tumors which otherwise are resistant or do not respond to an ICI.
- Treatment options for patients with ICI-resistant disease remain extremely limited. Ateganosine has demonstrated a mechanism of action consistent with telomere modification in cancer cells, including circulating tumor cells (CTCs), and has shown antitumor activity independent of PD-L1 expression.
- Here we show the survival of 8 of the patients in the Phase 2 THIO-101 trial that enrolled 79 patients in Parts A and B. These 8 patients have their survival surpass 24 months where reported overall survival (OS) for second-line (2L) NSCLC is 10.5 months[6] and for third-line (3L) NSCLC is 5.8 months[7].

Methods

- Using a modified 3+3 design, the safety lead-in (Part A) enrolled 10 patients who received Ateganosine 360 mg IV (120 mg QD, D1–3), followed by 350 mg cemiplimab on D5, Q3W. Following completion of Part A, enrollment was opened in the dose-finding portion of the study (Part B).
- Using a Simon 2-stage design, 79 patients were assigned to one of the Ateganosine doses: 360, 180, or 60 mg followed by cemiplimab Q3W for up to 1 year in Part B.
- Disease status is assessed at Cycle 3 Day 1, Cycle 5 Day 1 and every 9 -12 weeks thereafter.
- An expansion cohort started based on data from Part B: up to 48 patients in Part C (one arm with the combination of Ateganosine + cemiplimab, one arm with Ateganosine as monotherapy) and up to 100 patients are planned in Part D.

Study Design

Figure 1. THIO-101 study schema



Safety
Efficacy / Safety / Dose Selection
Expansion / Registration (NSCLC 3L, 180mg dose)
Modified 3+3 design
Ateganosine 360mg + cemiplimab
No DLTs
Randomize
Ateganosine 60mg + cemiplimab
Ateganosine 180mg + cemiplimab
Ateganosine 360mg + cemiplimab
ORR, DCR, Safety
Randomize
Ateganosine + cemiplimab (n = 7 to 18)
Additional confirmation cohort (n = 12)
Ateganosine (n = 7 to 18)
Ateganosine + cemiplimab (n=100)
ORR
Part A Completed
Part B Completed
Part C Enrolling
Part D Planned

Primary endpoints: Safety, ORR, DCR (CR, PR and SD).

Secondary endpoints: DoR; PFS; OS.

Exploratory endpoints: PK and PD (activity of Ateganosine in circulating tumor cells measured by specific biomarkers).

References

1. https://www.cancer.net/cancer-types/lung-cancer-non-small-cell/statistics
2. Shay JW, Bacchetti S. Eur J Cancer 1997;33:787–91.
3. Tahara H, et al. Cancer Res 1995;55:2734–6.
4. Mender I, et al. Cancer Disc 2015 Jan;5(1):82-95.
5. Mender I, et al. Cancer Cell 2020;38:400–11.
6. https://clinicaltrials.gov/study/NCT01168973?tab=results
7. Girard N, et al. J Thorac Onc 2009;12:1544-1549.

Detailed Patient Treatment Regimen

- For each enrolled patient, the THIO-101 study, consists of a screening period, treatment period (3-week cycle) and a post-treatment follow-up period.
- Patients initiate treatment with Ateganosine at doses as exemplified in **Figure 2**, once daily, on Days 1, 2, 3 followed by cemiplimab on Day 5 of every 3-week cycle. This treatment duration continues until disease progression, occurrence of an unacceptable toxicity, withdrawal of consent, death, or two years on treatment, whichever occurs first.
- Here we represent the treatment duration, follow-up duration after the last dose, reason for end of treatment and best of response for 8 of the 79 patients enrolled in Parts A and B of THIO-101. As of 30 January 2026, these patients have no documented subsequent line of therapy after being treated with Ateganosine plus cemiplimab.
- Following the last dose of Ateganosine or cemiplimab, these patients were monitored for survival to assess the long-term impact of Ateganosine plus cemiplimab.

Figure 2. Treatment regimen and survival follow-up



Patient A (3L)
726 days on treatment (on day 78, changed to 180mg dose / cycle)
Completed protocol specified treatment period
Partial Response
Survival follow-up 277 days off treatment
Patient B (2L)
684 days on treatment
Adverse event of special interest (ELEVATED AST/ALT)
Stable Disease
Survival follow-up 285 days off treatment
Patient C (2L)
738 days on treatment
Completed protocol specified treatment period
Stable Disease
Survival follow-up 210 days off treatment
Patient D (2L)
733 days on treatment
Completed protocol specified treatment period
Partial Response
Survival follow-up 186 days off treatment
Patient E (2L)
733 days on treatment
Completed protocol specified treatment period
Stable Disease
Survival follow-up 134 days off treatment
Patient F (2L)
635 days on treatment (on day 92, changed to 180mg dose / cycle)
Withdrawal by subject
Partial Response
Survival follow-up 140 days off treatment
Patient G (2L)
733 days on treatment
Completed protocol specified treatment period
Stable Disease
Survival follow-up 46 days off treatment
Patient H (2L)
23 days on treatment
Adverse event of special interest (ELEVATED AST)
Stable Disease
Survival follow-up 725 days off treatment

*Patient figures created in https://biorender.com.
Note: New emerging data from 30 January 2026 was used for patient E in the survival follow-up assessment.

- Previous lines of therapies for the 8 patients are summarized in **Figure 3**.
- Prior to joining to THIO-101 clinical trial, these patients progressed after treatment with immune therapy as described below.

Figure 3. Previous therapies received by each patient

Patient	Previous Lines of Therapy	Therapies Administered
A (3L)	First Line	CARBOPLATIN + PACLITAXEL
	Second Line	ATEZOLIZUMAB
B (2L)	Neoadjuvant	CISPLATIN + PACLITAXEL
	Adjuvant	CISPLATIN + PACLITAXEL
	First Line	CARBOPLATIN + PEMBROLIZUMAB + PEMETREXED + VIBOSTOLIMAB
C (2L)	First Line	CISPLATIN + DURVALUMAB + VINORELBINE
D (2L)	First Line	PEMBROLIZUMAB

Patient	Previous Lines of Therapy	Therapies Administered
E (2L)	First Line	CARBOPLATIN + PEMBROLIZUMAB + PEMETREXED
F (2L)	First Line	CARBOPLATIN + PACLITAXEL + PEMBROLIZUMAB
G (2L)	Adjuvant	CISPLATIN + VINORELBINE TARTRATE
	First Line	PEMBROLIZUMAB
H (2L)	Neoadjuvant	CARBOPLATIN + DOCETAXEL
	First Line	CARBOPLATIN + PACLITAXEL NANOPARTICLE ALBUMIN-BOUND + PEMBROLIZUMAB

Efficacy Findings

- As of the 15 January 2026 data cut-off, the patients described here completed 29-34 cycles of therapy, except for 1 patient (completed 2 cycles of therapy).
- Partial Responses (PRs) RECIST 1.1 were reported for 3 subjects (2 in 2L, 1 in 3L). 2 of these patients initially received 360 mg dose of Ateganosine and then changed to 180 mg dose on days 78 and 92. 1 of these patients received 180 mg dose of Ateganosine from the initiation of treatment to the end of treatment.
- 5 of the 8 patients have survival follow-up ongoing (**Figure 4**).

Figure 4. Scans from patients with survival over 24 months without any subsequent therapy



Patient A (3L)
Patient B (2L)
Patient C (2L)
Patient D (2L)
Patient E (2L)
Patient F (2L)
Patient G (2L)
Patient H (2L)
Treatment
Follow-Up
Stable Disease (SD)
Partial Response (PR)
Progressive Disease (PD)
Withdrawal
Months

*Treatment period defined as first dose of Ateganosine until last recorded dose of Ateganosine or cemiplimab.
Note: New emerging data from 30 January 2026 was used for patient E in the survival follow-up assessment.

- Spider plot shows the target lesion change from baseline over time for these 8 patients (Figure 5).
- Ateganosine with cemiplimab shows sustained response between the baseline and the last dose of treatment, as well as from the last dose of treatment to the duration of survival follow-up.

Figure 5. Target lesion change compared to baseline scan



A (3L)
B (2L)
C (2L)
D (2L)
E (2L)
F (2L)
G (2L)
H (2L)
Target Lesion Change from Baseline %
Time after Baseline Scan (Days)

*Plot considers screening as start date.

Conclusions

- THIO-101 Parts A and B enrolled 79 advanced NSCLC patients who are resistant to prior treatment with ICI; 8 patients were selected based on over-two-year extended survival time after being treated with Ateganosine plus cemiplimab, where reported overall survival (OS) for second-line (2L) NSCLC is 10.5 months[6] and for third-line (3L) NSCLC is 5.8 months[7]. No subsequent line of therapy documented after Ateganosine and/or cemiplimab.
- Ateganosine, with its unique telomere modification mechanism, demonstrates sustained duration of response and long-term benefits beyond treatment cessation, including extended survival post treatment, in NSCLC relapsed-patients when sequenced by cemiplimab.
- These findings support Ateganosine sequenced by ICI as a potential strategy to expand therapeutic options and improve outcomes for ICI-resistant and chemo-resistant NSCLC patients.

Acknowledgements

- This study is sponsored by MAIA Biotechnology, Inc. (https://maiabiotech.com)
- The authors would like to thank the patients and research staff who contributed to this study.
- The sponsor would like to send a special thanks to REGENERON, CROMOS and NOVA-CLIN for their exceptional contribution to this study.
- The sponsor would like to thank the National Institutes of Health (NIH) for their support to this study, award number R44CA309843.
- Research referenced in this presentation is supported by the National Cancer Institute of the National Institutes of Health under Award Number R44CA309843. The content is solely the responsibility of MAIA and does not necessarily represent the official views of the National Institutes of Health.

Author disclosures

- Tomasz Jankowski, M.D. consulting for BMS, MSD, Amgen, Takeda, Pfizer and AstraZeneca.

Presenting author contact

- Tomasz Jankowski, M.D. (e-mail: tjankowski.onkolog@wp.pl)

elcc European Lung Cancer Congress 2026
COPENHAGEN DENMARK 25-28 MARCH 2026

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